As filed with the Securities and Exchange Commission on April 29, 2005

                                                    Registration No.   002-98410
                                                                       811-04328

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 29

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 4

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                              (Name of Registrant)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                       95 Wall Street, New York, NY 10005
                                 (212) 858-8200
    (Complete address and telephone number of depositor's principal executive offices)

                              Carol E. Springsteen
                                    President
                     First Investors Life Insurance Company
                       95 Wall Street, New York, NY 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                               Foley & Lardner LLP
                          3000 K Street, NW, Suite 500
                           Washington, D.C. 20007-5109
                            Attn: Gary O. Cohen, Esq.

It  is  proposed   that  this  filing  will  become   effective  on  (check  the
appropriate box):

|_|   Immediately upon filling pursuant to paragraph (b)

|X|   On May 1, 2005 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a) (1)

|_|   On (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

--------------------------------------------------------------------------------
THE INSURED SERIES POLICY
A Level Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

First Investors Life Level Premium Variable Life Insurance
Separate Account B
First Investors Life Insurance Company

95 Wall Street, New York, New York 10005 / (800) 832-7783

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company ("First Investors Life," "we," "us" or "our") through First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B"). We call the Policy our "Insured Series Policy" or "ISP."

Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for the First Investors Life Series Fund ("Life Series Fund").

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

First Investors Life does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the funds of the Life Series Fund ("Subaccounts"). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by First Investors Life.

The date of this Prospectus is May 1, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF BENEFITS AND RISKS OF THE POLICY..............................     2
   Policy Benefits.......................................................     2
   Policy Risks..........................................................     3
   Risks of the Life Series Funds........................................     4
FEE TABLE................................................................     5
DESCRIPTION OF THE POLICY................................................     9
   Who We Are and How to Contact Us......................................     9
   How the Policy Works..................................................    13
   Policy Application Process............................................    13
   Premiums..............................................................    13
   Allocation of Net Premiums to Investment Options......................    14
   The Death Benefit.....................................................    16
   Cash Value............................................................    19
   Settlement Options....................................................    22
   Optional Insurance Riders.............................................    22
   Other Provisions......................................................    23
   Charges and Expenses..................................................    27
FEDERAL TAX INFORMATION..................................................    30
OTHER INFORMATION........................................................    34
   Voting Rights.........................................................    34
   Reports...............................................................    34
   Financial Statements..................................................    35
ILLUSTRATION.............................................................    36

--------------------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS OF THE POLICY
--------------------------------------------------------------------------------

This summary outlines the important benefits and risks associated with the Policy which you should consider before you make a decision to purchase a Policy. More detailed information about the Policy follows the summary.

Policy Benefits

Under the Policy, you pay a fixed premium amount each year for 12 years. The premium amount is based upon the guaranteed minimum death benefit, the insured's underwriting classification, premium payment frequency, and other factors. We guarantee that you will not pay premiums beyond 12 years and that your premium payment will not increase. If you change your premium payment schedule after your policy has been issued, the premium amount will be adjusted to correspond with your new schedule.

The net amount of each premium remaining after deduction of the costs of insurance and other Policy charges is invested in one or more Subaccounts which, in turn, invest in corresponding funds ("Funds") of the Life Series Fund.

Permanent Insurance Protection

The Policy is designed to provide you with permanent insurance protection. You pay your premiums for 12 years. After that, the Policy remains in force for the life of the insured unless you choose to surrender your Policy, or you borrow against it to the extent that it lapses.

Upon the death of the insured, the Policy's death benefit will be paid to the named beneficiary. The amount of the death benefit may increase above the Policy's guaranteed insurance amount (usually known as "face amount") based upon the investment experience of the Subaccounts you select. However, the death benefit is guaranteed never to be less than the Policy's guaranteed insurance amount (reduced by any outstanding Policy loans, accrued interest, partial surrenders and unpaid premiums). The death benefit may also be increased by purchasing an optional rider for an additional premium amount.

Tax Benefits

Under current tax law,

o any growth in the Policy's cash value is not subject to federal income tax until you withdraw it from the Policy;

o the death benefit paid to the named beneficiary is generally free of federal income tax;

o reallocations among Subaccounts are not taxable events for purposes of federal income tax; and

o     Policy loans are generally not taxable.

Investment Options

You may allocate your net premiums to up to five of the ten professionally managed Subaccounts we offer as long as each allocation is at least 10% of the premium. Each underlying Fund has different investment objectives, policies and risks. Your cash value and variable insurance amount will fluctuate based on the performance of the Funds you select.

Twice each Policy year, you may change your Subaccount allocations. If you do so, both your existing cash value and your future premium payments will be allocated according to the new percentages, unless you direct us otherwise.

Policy Loans

You may borrow up to 75% of the cash value during the first three Policy years and up to 90% of the cash value thereafter, if you assign your Policy to us as sole security. While a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

Surrenders

You may surrender the Policy at any time while the insured is living. A surrender is a taxable event. The amount payable will be the cash value less any outstanding loans, accrued interest and unpaid premium. You may surrender a portion of the Policy's cash value on any Policy anniversary provided you meet our requirements. Partial surrenders may have adverse tax consequences.

Optional Insurance Riders

Subject to availability in your state, we offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and your premium will be adjusted accordingly.

The optional riders include:

o     Accidental Death Benefit

o     12 year Level Term

o     Premium waiver

Policy Risks

Need for Insurance

Because of the insurance costs, the Policy is not suitable for you unless you need life insurance. If you have no need for life insurance, you should consider a different type of investment.

Need for a Long-Term Commitment

You will generally lose money if you fail to make all premium payments required during the 12 year period. The Policy, therefore, involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments. It should not be used as a short-term savings vehicle. It is not like a systematic investment plan of a mutual fund.

If you choose to pay your premiums in installments, your premiums will increase with the increased frequency of your payments but the net premium available for investment does not increase by the amount your premium increased.

Investment Risks

The Policy is different from fixed-benefit life insurance because you bear investment risks. The death benefit and cash value will increase or decrease as a result of the investment experience of the Subaccounts you select. Since Policy fees and charges are deducted from the Policy's cash value, the deduction will have a greater negative impact on the cash value and death benefit during periods of poor investment performance. However, the guaranteed insurance amount is never reduced based on negative performance of the Subaccounts.

Tax Risks

Please consult with your tax adviser before making any changes in your Policy and for assistance on tax matters affecting the Policy.

Limitations on Reallocations

You are limited to two reallocations each Policy year of the Policy's cash value among up to five Subaccounts and each of those accounts may have no less than a 10% allocation. We will not automatically rebalance your Policy's cash value to your designated percentage allocations. Unless you request a reallocation to maintain your allocations, you may end up with a riskier allocation than you intended. Once you have reallocated twice in a Policy year you will be unable to make further reallocations to reduce your investment risk.

Policy Loans

If you decide to take Policy loans, you should be aware that they may reduce the death benefit and cash value of your Policy whether or not you repay because they may undermine the growth potential of your Policy. A Policy loan is generally not taxable income. However, a Policy loan may be taxable (to the extent it exceeds your premium paid) if it is outstanding at the time you surrender your Policy. A Policy loan may also be taxable (to the extent of income in the Policy) if your Policy becomes a modified endowment contract ("MEC"), as a result of a material change that you may make to the Policy. A Policy loan may also be taxable if it results in a termination or lapse of the Policy or an election of a continued insurance option (i.e., extended term or reduced paid up insurance). This could occur if market conditions caused the cash value on the Policy to fall below the outstanding loan amount.

Surrenders and Other Material Changes

You should only purchase the Policy if you have the financial ability to keep it in force for the twelve years in which your premiums are payable. You should not purchase the Policy if you foresee surrendering all or part of the Policy's cash value. We generally do not recommend that you take a partial surrender of your Policy or make other material changes to the Policy within the first seven years. If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, this may convert the Policy into a modified endowment contract. This can have adverse tax consequences to you.

Risk of Lapse

Your Policy may lapse if you fail to pay your premiums or your loans exceed the cash value. However, if you do not elect one of the continued insurance options, we will automatically purchase continued insurance with the Policy's cash value. This may delay but not avoid the lapse of your Policy.

Risks of the Life Series Funds

You bear the investment risk of the Funds underlying the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Fund prospectus. There is no assurance that any of the Funds will achieve its stated investment objective.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The optional rider premiums and cost of insurance charges shown may not be representative of what you will pay because these charges are based on the insured's age, sex and underwriting class (standard or special class). Your Policy will be accompanied by an illustration based on your annual premium and guaranteed insurance amount as determined by the insured's age, sex, underwriting classification, payment frequency and optional riders you selected. This hypothetical illustration shows the potential future benefits using assumed rates of investment return.

The first table below describes the transaction fees and expenses that you will pay for the 12 years you pay premiums. The minimum charge indicated is based on the lowest rate for our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our special underwriting class (unless otherwise specified) up to our maximum issue age for this class.

-----------------------------------------------------------------------------------------------------
Transaction Fees

Charge                            When Charge is Deducted (1)     Amount Deducted
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge              Upon premium payment            Year 1           30% of premium
Imposed on Premiums (Load)                                        Years 2 to 4     10% of premium
                                                                  Years 5 to 12     6% of premium
-----------------------------------------------------------------------------------------------------
Premium Tax Charge                Upon premium payment            2% of premiums
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales            Not Charged                     NONE
Charge (Load)
-----------------------------------------------------------------------------------------------------
Other Surrender Fees              Not Charged                     NONE
-----------------------------------------------------------------------------------------------------
Transfer Fees                     Not Charged                     NONE
-----------------------------------------------------------------------------------------------------
First Year Charge                 Upon payment of first           $5 per $1,000 of the guaranteed
                                  year premium                    insurance amount (GIA)
-----------------------------------------------------------------------------------------------------
Annual Administrative Charge      Upon premium payment            $30 standard class
                                                                  $45 special class
-----------------------------------------------------------------------------------------------------
Risk Charge                       Upon premium payment            1.5% of premiums
-----------------------------------------------------------------------------------------------------
Installment Payment               Upon premium payment            Annual 0%: increase in premium
Premium (2)                                                       Semi-annual 2%: increase in premium
                                                                  Quarterly 4%: increase in premium
                                                                  Monthly 5.96%: increase in premium
-----------------------------------------------------------------------------------------------------
Optional Rider Premiums (3)                                       Per $1,000 face amount of rider:

Accidental Death (4)              Upon premium payment            Minimum: $1.75
                                                                  Maximum: $2.63
                                                                  Standard case (5): $1.75


12 Year Level Term                Upon premium payment            Minimum: $0.68
without Premium Waiver                                            Maximum: $16.39
                                                                  Standard case (5): $1.02

12 Year Level Term (6)            Upon premium payment            Minimum: $0.83
with Premium Waiver                                               Maximum: $12.70
                                                                  Standard case (5): $1.12

Premium Waiver                    Upon premium payment            Minimum: $0.04
                                                                  Maximum: $6.00
                                                                  Standard case (5): $0.09
-----------------------------------------------------------------------------------------------------

(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If you pay your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2) This charge is added to the base premium then deducted. A portion of this charge is allocated under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit.

(3) The amount of the added premium is determined by the applicable insurance rates based upon the insured's age, sex and underwriting classification. The premiums disclosed above may not be representative of the premium you will actually pay. You may obtain more information about the premiums you will incur by contacting your registered representative.

(4) The benefit may not exceed $200,000 less all of the insured's accidental death benefit coverage in all companies.

(5) Our representative insured which has been identified as our most frequent Policy purchaser is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class.

(6) The 12 year level term rider is not available to those in a special underwriting class.

The next table describes the fees and expenses that we deduct from your cash value.

-----------------------------------------------------------------------------------------------------
                        Periodic Charges Other Than Fund Operating Expenses (1)

            Charge                 When Charge is Deducted               Amount Deducted
-----------------------------------------------------------------------------------------------------
Cost of Insurance (2)           Last Day of Policy Year         Minimum: $0.68 per $1,000 on the
                                                                net amount at risk (NAR) Maximum:
                                                                $14.38 per $1,000 on the NAR(3)

                                                                Standard case (4) with $51,908
                                                                GIA: $1.75 per $1,000 NAR
-----------------------------------------------------------------------------------------------------
Mortality and Expense Risks     Daily                           Effective annual rate of 0.50% of
Charge                                                          your Subaccount asset value
-----------------------------------------------------------------------------------------------------
Policy Loan Interest            Policy Anniversary              6% of the outstanding loan (5)
-----------------------------------------------------------------------------------------------------
Income tax charge (6)           Not charged                     None deducted
-----------------------------------------------------------------------------------------------------

(1)   Does not include operating fees and expenses of the Funds.

(2) Your cost of insurance charges will be determined by the insurance rates applicable to your Policy based upon the insured's age and sex, as well as the net amount of the insurance that is at risk (NAR). As a result, the charges disclosed above may not be representative of the charges you will actually pay. You may obtain more information about the charges you will incur by contacting your registered representative.

(3) The charge indicated is the maximum rate we can deduct for the first year cost of insurance charge.

(4) The standard case is based on our representative insured, which has been identified as our most frequent Policy purchaser. This is a male, age 25 at the time the Policy is issued, and is in our standard underwriting class. There is no difference in the cost of insurance between the standard and special class.

(5) Because we transfer from the Separate Account to our General Account an amount equal to the amount of the loan, while the loan is unpaid, we credit you into your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to you is 2%.

(6) We reserve the right to impose this charge if we incur taxes attributable to Separate Account B.

The next table describes the range of fees and expenses for the Funds that you will indirectly pay during the time that you own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, before and after any contractual fee waivers as of December 31, 2004. These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the attached prospectus for the Funds.

--------------------------------------------------------------------------------
Total Annual Operating Fund Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                    Minimum          Maximum

Gross Annual Fund Operating Expenses                 0.83%             1.04%
(Before contractual fee waivers/reimbursements)
--------------------------------------------------------------------------------

Net Annual Fund Operating Expenses (1)               0.70%              1.02%
(After contractual fee waivers/reimbursements)

--------------------------------------------------------------------------------

(1) Management fee waivers in effect during fiscal year ending December 31, 2004, will continue to May 1, 2006 by contractual agreement with the investment adviser to the Funds.

--------------------------------------------------------------------------------
DESCRIPTION OF THE POLICY
--------------------------------------------------------------------------------

Who We Are and How to Contact Us

First Investors Life

First Investors Life Insurance Company, with its home office located at 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance policies.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investor Life include: First Investors Corporation ("FIC"), the distributor of the Policies, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Fund, and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head and members of his family control FICC and, therefore, control First Investors Life and the other companies which are owned by FICC.

For information or service concerning a Policy, you can contact us in writing at our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can also call us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax us at 732-510-4209. You can also contact us through our Website at www.firstinvestors.com.

You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that you make, as well as any other documentation that we require for any purpose in connection with your Policy, to our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been "received" by us until we have received it, as well as any related items that we require, all in complete and good order (i.e., in form and substance acceptable to us) at our Administrative Office.

To meet our requirements for processing transactions, we may require that you use our forms.

We will notify you and provide you with an address if we designate another office for receipt of information, payments and documents.

Separate Account B

We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

We segregate the assets of Separate Account B from the assets in our general account (the "General Account"). The assets of Separate Account B fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets we derive from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, we own the shares of the underlying Funds, not you.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies.

Life Series Fund

The Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. The Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or another variable life or variable annuity contract. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts or directly to us.

Although some of the Funds have similar names, the same portfolio manager and same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Fund, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds and Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund. See the Life Series Fund prospectus for more information about the investment adviser and subadviser.

The following table includes each Fund's investment objective. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds you select. The degree of investment risk you assume will depend on the Subaccounts you select. You should consider your allocation carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Fund prospectus.

--------------------------------------------------------------------------------
Fund                                   Investment Objective
--------------------------------------------------------------------------------
Blue Chip Fund                         High total investment return consistent
                                       with the preservation of capital.
--------------------------------------------------------------------------------
Cash Management Fund                   High rate of current income consistent
                                       with the preservation of capital and
                                       maintenance of liquidity.
--------------------------------------------------------------------------------
Discovery Fund                         Long-term capital appreciation.
--------------------------------------------------------------------------------
Focused Equity Fund                    Capital appreciation.
--------------------------------------------------------------------------------
Government Fund                        Significant level of current income which
                                       is consistent with security and liquidity
                                       of principal.
--------------------------------------------------------------------------------
Growth Fund                            Long-term capital appreciation.
--------------------------------------------------------------------------------
High Yield Fund                        High current income and secondarily,
                                       capital appreciation.
--------------------------------------------------------------------------------
International Securities Fund          Long-term capital growth and secondarily
                                       a reasonable level of current income.
--------------------------------------------------------------------------------
Investment Grade Fund                  To generate a maximum level of income
                                       consistent with investment in investment
                                       grade debt securities.
--------------------------------------------------------------------------------
Value Fund                             Total return.
(formerly Utilities Income Fund)
--------------------------------------------------------------------------------

How The Policy Works

The Policy is described as "variable" because the amount of your death benefit, cash value and loan value (the amount you can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans and partial surrenders), if you pay all your premiums. We offer ten Subaccounts, from which you may select up to five.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

Policy Application Process

To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before accepting an application, we conduct underwriting to determine the designated insured's insurability. If your application is accepted, we will credit your Policy with the initial premium on the date that the Policy is issued. Until such time, your initial premium is held in the General Account. If a Policy is not issued, we will return your premium without interest. We reserve the right to reject any applications for any reason. The insured will be covered under the Policy as of the Policy's issue date.

Premiums

The Policy premiums are "level" because you pay the same amount each year for 12 years. We cannot increase the amount of your premiums or extend the premium payment period. If you change your premium payment schedule after your policy has been issued, the premium amount will be adjusted to correspond with your new schedule, as discussed below. After you have made the scheduled payments for 12 years, the Policy will stay in force for the life of the insured unless you decide to surrender it or you borrow against it to the extent that it lapses.

The Amount of Your Premiums

The premium you pay is determined by the amount of guaranteed insurance, the underwriting classification of the insured, the frequency of your payments and any riders you have selected. We can not increase this premium amount. However, there is an additional premium charge if you ask us to accept your premiums on an installment basis. We have a $600 minimum annual premium requirement for issue ages 15 and over (which does not include additional premiums for any riders that you may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0-14.

We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our Administrative Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.

If your annual premium exceeds $600, you may choose to pay your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If you do not pay your premiums on an annual basis, you will be subject to an additional premium charge to pay in installments. As a result, your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If you select to pay premiums monthly, you will pre-authorize us to electronically deduct premiums from your bank account ("Lifeline"). We are not liable for any bank charges you may incur if you fail to maintain a sufficient balance in your bank account to pay the premiums.

To change the frequency of your premium payment, you must notify us prior to your next premium due date, which coincides with the new frequency premium due date. We will then recompute your premium amount and bill you accordingly.

Automatic Premium Loans to Pay Premiums

You may elect in a written request to our Administrative Office to have the premium paid by an automatic loan against the Policy.

Under the automatic premium loan provision, any premium not paid before the end of the grace period is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of your Policy (see "Policy Loans").

You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our Administrative Office.

Allocation of Net Premiums to Investment Options

When you purchase a Policy, you select the percentage allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five Subaccounts of Separate Account B. However, you must allocate at least 10% of the net premium to each Subaccount you select. Subsequent premiums will be allocated according to this allocation unless you request a reallocation of the assets attributable to your Policy.

The net premium is credited to your Policy on the Policy's issue date and on each premium due date thereafter, whether or not you have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts you select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, the following charts illustrate the amount we would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed insurance amount of $51,908 and a gross annual premium of $1,200 over 12 years:

--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

Net Premium Allocated    $508.46
Charges Deducted         $691.54

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                                    Years 2-4
Net Premium Allocated  $1,008.00
Charges Deducted         $192.00

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                               Years 5 and beyond

Net Premium Allocated  $1,056.00
Charges Deducted         $144.00

--------------------------------------------------------------------------------

Reallocating Your Cash Value among Subaccounts

Subject to the limits discussed below, you may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make these reallocations only if:

o     you allocate the cash value to no more than five of the Subaccounts, and

o the allocation to any one Subaccount is not less than 10% of the cash value.

What Are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations.

We cannot guarantee that our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing. We will not accept transaction requests by any electronic means including, but not limited to, telephonic, facsimile or e-mail requests.

As described in the Life Series Fund prospectus, the Board of Directors/Trustees of the Life Series Fund has adopted policies and procedures to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds' policies, it is our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices are slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

The Death Benefit

The death benefit is the amount we pay to the named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect
(1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the insured's death and (3) partial surrenders.

Generally, we pay the death benefit within seven days after we receive all claim requirements in a form satisfactory to us at our Administrative Office. If no settlement option is elected, we pay interest on death benefit proceeds from the date of death until we pay the death benefit. The interest rate is guaranteed to be at least 2 1/2%.

There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the insured's death. Thereafter, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at our Administrative Office in a form acceptable to us.

The Guaranteed Insurance Amount

We guarantee that the death benefit on your Policy will never be less than the Policy's face amount, which is the guaranteed insurance amount (reduced for loans and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the variable insurance amount on the Policy anniversary. This is the death benefit payable if the insured dies during the following Policy year.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the net investment return of your Subaccounts with an assumed investment return of 4%, which we call the "base rate of return." The "net investment return" of your Subaccounts is the gross rate of return on the underlying investments less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return on all of your Subaccounts is exactly equal to the base rate of return. Your variable insurance amount increases if the actual net investment return is greater than the base rate of return. The variable insurance amount decreases if the net actual investment return is less than the base rate of return. The difference between these rates of return, if any, is called the differential rate of return. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any Policy year is determined by dividing the differential investment return (the differential rate of return times the investment base) for a Policy year by the applicable net single premium rate that is specified in your Policy. Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use a male issue age 25, and we assume a constant 12% hypothetical gross annual investment return on the underlying Fund investments. (This corresponds to a constant hypothetical net investment return of 10.3823% after deducting assumed Fund expenses of .95% and the applicable mortality and expense risk charges). The investment base is the amount invested in the Subaccounts under your Policy. The calculations are for Policy years 6 and 12:

--------------------------------------------------------------------------------
               Calculation of Change in Variable Insurance Amount

                                                         End of Policy Year
                                                         6               12
--------------------------------------------------------------------------------
(1) Face Amount Plus Variable Insurance Amount
    (End of Prior Year) (to the nearest dollar)      $  55,994       $   73,526
--------------------------------------------------------------------------------
(2) Cash Value at End of Prior Year                  $5,535.18       $18,327.44
--------------------------------------------------------------------------------
(3) Net Premium                                       1,056.00         1,056.00
--------------------------------------------------------------------------------
(4) Investment Base at Beginning of Current
    Policy Year: (2)+(3)                              6,591.18        19,383.44
--------------------------------------------------------------------------------
(5) Differential Rate of Return (.103823 - .04)        .063823          .063823
--------------------------------------------------------------------------------
(6) Differential Investment Return:(4)x(5)           $  420.67       $ 1,237.11
--------------------------------------------------------------------------------
(7) Net Single Premium at End of Current Year          0.22416          0.27338
--------------------------------------------------------------------------------
(8) Change in Variable Insurance Amount
    (to nearest dollar): (6)/(7)                     $1,876.65       $ 4,525.24
--------------------------------------------------------------------------------
(9) Face Amount Plus Variable Insurance Amount
    (End of Current Year) (to the nearest dollar)    $  57,870       $   78,051
--------------------------------------------------------------------------------

If the hypothetical gross annual investment return in the year illustrated had been 0% (corresponding to a net investment return of approximately -1.445%), the results in the calculation above would have been as follows: the Face Amount Plus Variable Insurance Amount would have decreased by $1,601, and the Face Amount Plus Variable Insurance Amount for the end of Policy year 6 would have been $54,393.

Cash Value

Determining Your Cash Value

The cash value you have in your Policy will vary daily depending on, among other things, the investment experience of the Subaccounts you have selected. There is no minimum guaranteed cash value. The cash value on any day within the Policy year equals the cash value as of the end of the prior Policy year, plus the net premiums that you have paid since that date, adjusted to reflect the actual net investment return of the Subaccounts you have selected, the cost of insurance protection and surrenders.

Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use a male issue age 25, and we assume a constant 12% hypothetical gross annual investment return. (This corresponds to a constant hypothetical net investment return of approximately 10.3823% after deducting assumed Fund expenses of .95% and mortality and expense risk charges.) In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

--------------------------------------------------------------------------------
(1) Cash Value at End of Policy Year 5                                   $5,535
--------------------------------------------------------------------------------
(2) Net Premium Paid by You                                               1,056
--------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)        6,591
--------------------------------------------------------------------------------
(4) Actual Rate of Return                                               .103823
--------------------------------------------------------------------------------
(5) Investment Return: (3)x(4)                                              684
--------------------------------------------------------------------------------
(6) Benefit Base at End of Policy Year 6: (3)+(5)                         7,275
--------------------------------------------------------------------------------
(7) Cost of Insurance Protection During Policy Year 6                       (88)
--------------------------------------------------------------------------------
(8) Cash Value at End of Policy Year 6: (6)-(7)                           7,187
--------------------------------------------------------------------------------

The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline. You bear all the investment risk.

Deduction of Cost of Insurance Protection from Cash Value

Your cash value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners' Standard Ordinary Mortality Table, which we use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's guaranteed insurance amount, plus the variable insurance amount, minus the cash value) and the person's sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

Policy Surrenders - You may fully surrender the Policy for its cash value less any outstanding Policy Loans and loan interest ("surrender value") at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Administrative Office. A full surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

You may partially surrender your Policy on any Policy anniversary. We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the premium due on that Policy anniversary. In addition, your premiums after the partial surrender must still meet the Policy's minimum annual premium requirement.

A partial surrender will be effective only if we receive all requirements for a partial surrender at our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When you make a partial surrender, the guaranteed insurance amount, death benefit, and cash value for the Policy will be reduced proportionally. The premium will also be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

o     a recent payment that you made by check has not yet cleared the bank,

o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

o for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond 30 days from the effective date of the surrender. The interest rate paid will be at least 3%.

While we do not assess a charge for full or partial surrenders, you should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

Policy Loans - You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if we approve the loan, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or you use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the insured is living and the Policy is in force.

When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the cash value if the actual investment returns of the Subaccounts you have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If you do not pay the loan and interest when it is due on each Policy anniversary, we will increase your loan by the amount of any unpaid interest, and we will transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. This may be a taxable event. The Policy does not terminate if you make the required repayment within that 31 day period.

While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

Settlement Options

You or your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive.

Optional Insurance Riders

Currently, the following optional insurance provisions may be included in a Policy at issue but not thereafter, in states where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from your sales representative

Accidental Death Benefit

You may elect to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 Year Level Term Rider

You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

Waiver of Premium

You can choose to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability (as defined in the rider) of the insured which continues for at least six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.

Other Provisions

Age and Sex

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our Administrative Office in a form acceptable to us.

Right to Examine

You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our Administrative Office.

Default and Options on Default

A premium is in default if you do not pay it on or before its due date. There is a grace period after the due date during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, and you do not pay a premium by its due date, the premium will automatically be borrowed from the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the insured is rated as standard class, you automatically have the extended-term insurance if you make no choice. If we rated the Policy for extra mortality risks, you automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

--------------------------------------------------------------------------------
                                              0%                     12%
--------------------------------------------------------------------------------
Cash Value of the Policy                   $ 3,992                  $5,535
--------------------------------------------------------------------------------
Reduced Paid-up Whole Life Insurance        18,406                  25,521
                                          for life                for life
Extended Term Insurance                     51,908                  55,994
                                      for 25 years            for 29 years
--------------------------------------------------------------------------------

Exchange Privilege

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy that we issue on the insured's life. The exchange privilege is available:

o within the first 24 months after the Policy's issue date, if you have duly paid all premiums, or

o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash value on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Administrative Office.

Grace Period

With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

Incontestability

Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without your consent where necessary to comply with applicable law.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for your state. Your Policy, as a result, may differ from those described in this Prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.

We offer the Policy in most states. Check with your agent regarding availability in your state. The Policy is offered continuously. Although we do not anticipate discontinuing the offer of the Policy, we reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.

Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)   110% of the increase in cash value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the close ("close of business") of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in Life Series Fund's prospectus.

Processing Transactions

Generally, your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day we receive them, if we receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting our requirements. Otherwise, they will be processed as of the next Business Day. To meet our requirements for processing transactions, we may require that you use our forms.

Charges and Expenses

We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

Transaction Fees

We deduct from your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that you have selected.

Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

--------------------------------------------------------------------------------
                                                                    Maximum
Years                                                             Percentages
--------------------------------------------------------------------------------
1                                                                       30%
--------------------------------------------------------------------------------
2-4                                                                     10%
--------------------------------------------------------------------------------
5 and later                                                              6%
--------------------------------------------------------------------------------

Premium Tax Charge. This charge is 2% of the premium to cover the costs we expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed insurance amount for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If you pay your annual premium in multiple payments, this charge will be deducted from your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If you do not meet our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium When you pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for our loss of interest and additional billing and collection expenses. A portion of this premium is credited under your Policy to your selected Subaccounts so that we can match our assumptions about your premiums to provide the guaranteed insurance amount of your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

--------------------------------------------------------------------------------
Payment                                                               Increase
Frequency                                                            in Premium
--------------------------------------------------------------------------------
Annual                                                                    0%
--------------------------------------------------------------------------------
Semi-annual                                                               2%
--------------------------------------------------------------------------------
Quarterly                                                                 4%
--------------------------------------------------------------------------------
Pre-authorized monthly                                                 5.96%
--------------------------------------------------------------------------------

Optional Insurance Rider Premiums. If you choose any optional insurance riders, we will increase your premiums by the amount associated with the rider's costs to you. Premium charges applicable to your Policy for optional riders will be indicated in your Policy.

Our current minimum and maximum premium rates, as well as the rate for our representative Policyowner, for each of the optional insurance riders are:

--------------------------------------------------------------------------------
Optional                                                Premium per $1,000
Rider                                                   face amount of Rider
--------------------------------------------------------------------------------
o  Accidental Death                                     Minimum: $1.75
                                                        Maximum: $2.63
                                                        Standard case: $1.75
--------------------------------------------------------------------------------
o  12 Year                                              Minimum: $0.68
   Level Term                                           Maximum: $16.39
   without Premium                                      Standard case: $1.02
   Waiver
--------------------------------------------------------------------------------
o  12 Year                                              Minimum: $0.83
   Level Term with                                      Maximum: $12.70
   Premium Waiver                                       Standard case: $1.12
--------------------------------------------------------------------------------
o  Premium                                              Minimum: $0.04
   Waiver                                               Maximum: $6.00
                                                        Standard case: $0.09
--------------------------------------------------------------------------------

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium you will actually pay.

Periodic Charges Deducted from the Subaccount Value

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex and the net amount of insurance that is at risk. (See "Deduction of Cost of Insurance Protection from Cash Value"). Your premium will also reflect your mortality rating. In short, your premium will be higher if you are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for our representative Policyowner, based on the net amount at risk are:

o     minimum: $0.68 per $1,000;

o     maximum: $14.38 per $1,000;

o     standard case with $51,908 guaranteed insurance amount: $1.75 per $1,000.

Mortality and Expense Risks Charge

We deduct from the Subaccount assets attributable to your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

Policy Loan Interest

If you have an outstanding Policy loan, we charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If you do not pay the interest when it is due, it will be added to the loan amount and we will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge

We do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to your Policy, you bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2004, were 1.04% and 0.83% respectively. Annual Fund expenses for all Funds are more fully described in the attached Life Series Fund Prospectus.

We begin to accrue and deduct all of the above charges and premiums on a Policy's issue date.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended, and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

o the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

o the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

o transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of surrenders and loans depends upon whether a Policy is a MEC under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced-paid up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it to be treated as a MEC.

Policies that are not MECs

If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial surrenders after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that are MECs

A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1/2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex and changing nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently there is a credit that shelters different amounts of your assets from estate tax and gift tax. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") gradually increases the credit for estate tax purposes until 2009. That Act repeals the estate tax entirely in 2010, but reinstates it in 2011. Thus, it is difficult to predict the impact of estate taxes in the long term. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.

When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if
(1) the insured and the Policyowner are the same or (2) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The EGTRRA increases the exemption for the generation-skipping transfer tax and repeals the GSTT in 2010. It reinstates the GSTT in 2011 unless Congress acts to continue the repeal. It is therefore difficult to predict the future impact of the GSTT.

Other Tax Issues

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

We are required to ensure that our Subaccounts meet the investment diversification requirements of the Code. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount(s) in which you were invested. This is a risk that is common to all variable life insurance policies.

The Life Series Fund sells its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Life Series Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

It is possible that the tax rules may change regarding a Policyowner's control of investments underlying a variable life insurance policy. These rules may limit the number of underlying investment funds and frequency of transfers among those funds. The rules could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with the rules, the Policyowner would be taxed on the Policy's current income. We reserve the right to change the Policy to comply with any such guidelines.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Voting Rights

Because the Life Series Fund is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily.

If the Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

o shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

Reports

At least twice each year, we will send a report to you that contains financial information about the Funds, as required by applicable law. In addition, at least once each year, we will send a statement that gives you financial information about your Policy.

If several members of the same household each own a Policy, we may send only one such report or prospectus to that address, unless you instruct us otherwise. You may receive additional copies by calling or writing us.

Financial Statements

The financial statements of First Investors Life and Separate Account B are in the Statement of Additional Information.

--------------------------------------------------------------------------------
ILLUSTRATION
--------------------------------------------------------------------------------

The table on the following page illustrates the way the Policy operates. It shows how the death benefit and the cash value may vary over an extended period of years. The table is based on assumed annual premiums of $1,200 for a 25-year-old male in our standard risk underwriting class with no optional riders. The table assumes that the premium is paid in one lump sum promptly at the beginning of each Policy year. The table assumes that each Subaccount will experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6%, and 12%.

The death benefit and cash value for your Policy would be different from those shown:

o if you paid your premiums on an installment basis (e.g., semi-annual, quarterly or monthly),

o if the gross annual rates of investment return you experience differs from the hypothetical returns shown, or

o if the average gross annual rates of return on your Policy were the same as those shown on average, but they fluctuated above or below these averages for individual Policy years.

The cash values and death benefits shown in the illustration assume the deduction of the applicable fees and charges. When we take such fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to net investment return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

o an investment advisory fee of 0.75% of each of the underlying Life Series Fund's average daily net assets, and

o     other expenses of 0.20% of each Fund's average daily net assets.

The assumed "other" expenses of 0.20% exceeds the average of the actual other expenses of the Life Series Funds. None of the Funds had "other" expenses in excess of 0.20%, as of December 31, 2004, except for the Cash Management Fund, the Focused Equity Fund and International Securities Fund. As of December 31, 2004, the Cash Management Fund had "other" expenses of 0.29%, the Focused Equity Fund had "other" expenses of 0.21% and the International Securities Fund had "other" expenses of 0.27%.

The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate federal income taxes. However, we may make such charges in the future. If we do, a Policy would need hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after-tax basis, the results shown.

We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

We will furnish, upon request, a comparable illustration using the proposed insured's age and the guaranteed insurance amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed insured is a standard risk. In addition, we will include a comparable illustration, reflecting the insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

--------------------------------------------------------------------------------
Male Issue Age 25
$1,200 Annual Premium for Standard Risk
$51,908 Face Amount (Guaranteed Insurance Amount) - No Optional Riders

                                           Death Benefit                               Cash Values Gross End of
End of                    Total Premiums   Assuming Hypothetical Gross                 Assuming Hypothetical
Policy       Premium      Paid Plus        Annual Rates of Return of                   Annual Rates of Return of
Year         Due          Interest at 5%        0%            6%            12%          0%                6%            12%
    1        $1,200       $1,260            $51,908        $51,921       $52,078         $409             $439           $469
    2         1,200        2,583             51,908         51,955        52,558        1,308            1,423          1,542
    3         1,200        3,972             51,908         52,011        53,359        2,197            2,454          2,727
    4         1,200        5,431             51,908         52,088        54,495        3,076            3,532          4,037
    5         1,200        6,962             51,908         52,188        55,994        3,992            4,710          5,535
    6         1,200        8,570             51,908         52,308        57,870        4,897            5,941          7,187
    7         1,200       10,259             51,908         52,450        60,141        5,791            7,226          9,008
    8         1,200       12,032             51,908         52,612        62,823        6,673            8,568         11,014
    9         1,200       13,893             51,908         52,794        65,934        7,544            9,969         13,222
   10         1,200       15,848             51,908         52,996        69,495        8,404           11,430         15,653
   15             0       23,217             51,908         54,188        93,429        9,524           16,333         28,161
   20             0       29,631             51,908         55,430       126,119        8,504           19,562         44,508
   25             0       37,818             51,908         56,702       170,313        7,539           23,273         69,903
   30             0       48,266             51,908         58,005       230,101        6,628           27,467        108,958
Attained Age
    65            0       78,620             51,908         60,711       420,822        4,947           37,025        256,641

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of the applicable fees and charges for a Policy without optional riders and that no Policy loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a Policyowner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.
--------------------------------------------------------------------------------

Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Policy. We filed a Statement of Additional Information ("SAI"), dated May 1, 2005, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. You can get a free SAI by contacting us at First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, calling us toll free at (800) 832-7783 or by visiting our website www.firstinvestors.com. You can review and copy our documents (including reports and SAIs) at the Public Reference room of the SEC in Washington, D.C. You can also obtain copies of our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling
(202) 942-8090. Text-only version of documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

SEC file number: 002-98410/811-04328

                   FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
                        LIFE INSURANCE SEPARATE ACCOUNT B

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

              Statement of Additional Information dated May 1, 2005

      This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Level Premium Variable Life Insurance Separate Account B, dated May 1, 2005 which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.firstinvestors.com.

Terms used in this SAI have the same meanings as in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

      General Description .................................................   2
      Services ............................................................   3
      Other Information ...................................................   4
      Valuation Information ...............................................   4
      Relevance of Financial Statements ...................................   6
      Appendix ............................................................   7
      Financial Statements ................................................   8

                               GENERAL DESCRIPTION

      First Investors Life Insurance Company. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities, and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Fund ("Life Series Fund"). Mr. Glenn O. Head and members of his family control FICC and, therefore, the Adviser and First Investors Life.

      The following chart provides information about the Officers and Directors of First Investors Life.

--------------------------------------------------------------------------------
Name                      Office                   Principal Occupation for
                                                   Last Five Years
--------------------------------------------------------------------------------
Jay G. Baris              Director                 Partner, Kramer Levin
                                                   Naftalis & Frankel LLP, New
                                                   York, Attorneys; Secretary
                                                   and Counsel, First
                                                   Investors Federal Savings
                                                   Bank, New Jersey.
--------------------------------------------------------------------------------
Carol Lerner Brown        Secretary                Assistant Secretary, FIC;
                                                   Secretary, FIMCO and FICC.
--------------------------------------------------------------------------------
Glenn T. Dallas           Director                 Retired since April 1996.
--------------------------------------------------------------------------------
William H. Drinkwater     Director, Senior Vice    Senior Vice President and
                          President and Chief      Chief Actuary since August
                          Actuary                  2003; President January
                                                   2000 - August 2003, First
                                                   Investors Life; First Vice
                                                   President and Chief
                                                   Actuary, First Investors
                                                   Life, prior thereto.
--------------------------------------------------------------------------------
Lawrence M. Falcon        Senior Vice President    Senior Vice President and
                          and Comptroller          Comptroller, First
                                                   Investors Life.
--------------------------------------------------------------------------------
Robert Flanagan           Vice President           President FIC since June
                                                   2001; Senior Vice President
                                                   FIC 2000-2001; Vice
                                                   President FICC since June
                                                   1997.
--------------------------------------------------------------------------------
Richard H. Gaebler        Director                 Consultant January 2000 -
                                                   May 2001; President, First
                                                   Investors Life, prior
                                                   thereto.
--------------------------------------------------------------------------------
Kathryn S. Head           Chairman and Director    Chairman and President,
                                                   FICC, FIMCO and ADM;
                                                   Chairman and Director, FIC
                                                   and First Investors Federal
                                                   Savings Bank.
--------------------------------------------------------------------------------
Scott Hodes               Director                 Partner, Bryan Cave LLP,
                                                   Chicago, Illinois,
                                                   Attorneys.
--------------------------------------------------------------------------------
Mary Jane W. Kruzan       Director                 Director, FIC.
--------------------------------------------------------------------------------
William M. Lipkus         Vice President and       Chief Financial Officer,
                          Chief Financial Officer  FIC since December 1997
                                                   and, FICC since June 1997;
                                                   Vice President, First
                                                   Investors Life since May
                                                   1996; Chief Financial
                                                   Officer since May 1998;
                                                   Chief Accounting Officer
                                                   since June 1992.
--------------------------------------------------------------------------------
Jackson Ream              Director                 Retired since January 1999;
                                                   Senior Vice President, Bank
                                                   of America, NA, Dallas,
                                                   Texas, prior thereto.
--------------------------------------------------------------------------------
Nelson Schaenen Jr.       Director                 Retired since January 2002;
                                                   Partner, Weiss, Peck &
                                                   Greer, New York, Investment
                                                   Managers, prior thereto.
--------------------------------------------------------------------------------
Carol E. Springsteen      President and Director   Vice President, Individual
                                                   Policy Services, New York
                                                   Life Insurance Company.
--------------------------------------------------------------------------------
John T. Sullivan          Director                 Director, FIMCO and FIC; Of
                                                   Counsel to Hawkins,
                                                   Delafield & Wood, New York,
                                                   Attorneys, until January 1,
                                                   2004.
--------------------------------------------------------------------------------
Clark D. Wagner           Director                 Director of Fixed Income,
                                                   FIMCO; Vice President,
                                                   First Investors Multi-State
                                                   Insured Tax Free Fund,
                                                   First Investors New York
                                                   Insured Tax Free Fund,
                                                   Inc., First Investors
                                                   Government Fund, Inc.,
                                                   First Investors Series
                                                   Fund, First Investors
                                                   Insured Tax Exempt Fund,
                                                   Inc, First Investors
                                                   Insured Tax Exempt Fund II,
                                                   and First Investors Insured
                                                   Intermediate Tax Exempt
                                                   Fund.
--------------------------------------------------------------------------------

      Separate Account B. First Investors Life Level Premium Variable Life Insurance Separate Account B ("Separate Account B") was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Policy is not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

      The assets of Separate Account B are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of Life Series Fund. The thirteen Funds of Life Series Fund are: Blue Chip Fund, Cash Management Fund, Discovery Fund, Focused Equity Fund, Government Fund, Growth Fund, High Yield Fund, International Securities Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund, Target Maturity 2015 Fund, and Value Fund.

      Only ten of the Funds are available through Separate Account B's Subaccounts. The three that are not available are: Target Maturity 2007 Fund, Target Maturity 2010 Fund, and Target Maturity 2015 Fund.

                                    SERVICES

      Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B. We maintain the records and accounts of Separate Account B.

      Independent Public Accountants. Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA 19103, independent certified public accountants, has been selected as the independent accountants for Separate Account B. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account B, which is set by the Audit Committee of the Board of Directors of First Investors Life. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

      Underwriter. First Investors Life and Separate Account B have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 2002, 2003 and 2004, FIC received fees of $5,954,683, $4,761,596 and $4,530,447, respectively, in connection with the distribution of the Policy in a continuous offering. First Investors Life anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

      Distribution of Policy. We sell the Policy solely through individuals who, in addition to being licensed insurance agents appointed to sell our products (i.e., who are "First Investors representatives"), are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005.

      We pay FIC a commission on Policies sold of 31.25% of the first year premium payment and 5% of the premium payments for years 2 through 12. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account. First Investors representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

      We offer the Policy for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

                                OTHER INFORMATION

      Reports. At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

      State Regulation. We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

      Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

      Time of Payments. All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted;
(2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

                              VALUATION INFORMATION

      Value of a Unit. For each Subaccount of Separate Account B, the value of a unit was arbitrarily initially set at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

      Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)   is the net result of:

      (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

      (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 0.50% of the daily net asset value of the applicable Subaccount. This percentage represents the mortality and expense risk assumed.

      The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

                        RELEVANCE OF FINANCIAL STATEMENTS

      The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDIX I

                                    EXAMPLE A

                    Formula and Illustration for Determining the Net Investment Factor of a Subaccount
                              of Separate Account B

Net Investment Factor = ((A+B)/C) - D

Where:

A  =  The Net Asset Value of a Fund share as of the end of the current Valuation Period.
      Assume..................................................... = $8.51000000

B  =  The per share amount of any dividend or capital gains
      distribution since the end of the immediately preceding
      Valuation Period.
      Assume..................................................... = $         0

C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.

      Assume..................................................... = $8.39000000

D  =  The daily deduction for mortality and expense risks, which totals 0.5% on an annual basis.
      On a daily basis........................................... = $0.00001370

Then, the Net Investment Factor =
      ((8.51000000 + 0)/8.39000000) - .00001370.................. = $1.01428904


                                    EXAMPLE B

                    Formula and Illustration for Determining
                           Unit Value of a Subaccount
                              of Separate Account B

Unit Value = A x B
Where:

A  =  The unit value for the immediately preceding Valuation
      Period.
      Assume..................................................... = $1.46328760

B  =  The Net Investment Factor for the current Valuation Period.
      Assume..................................................... = $1.01428904

Then, the unit value = $1.46328760 x 1.01428904.................. = $1.484196575

                           Financial Statements as of
                                December 31, 2004

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) ("Separate Account B"), as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2004 and 2003 for each of the individual sub-accounts which comprise the Separate Account
B. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2004 by correspondence with Separate Account B's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position each of the individual sub-accounts which comprise Separate Account B as of December 31, 2004, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
March 9, 2005

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2004

                                                    Cash
                                                 Management       High Yield         Growth          Discovery
                                                 -----------      -----------      -----------      -----------
ASSETS
   Investments at net asset value (Note 3):
      First Investors Life Series Fund           $ 1,410,023      $35,881,596      $90,514,262      $68,433,383

LIABILITIES
   Payable to First Investors
      Life Insurance Company                          14,347          392,460          821,259          610,151
                                                 -----------      -----------      -----------      -----------

NET ASSETS                                       $ 1,395,676      $35,489,136      $89,693,003      $67,823,232
                                                 ===========      ===========      ===========      ===========

Net assets represented by
   Contracts in accumulation period              $ 1,395,676      $35,489,136      $89,693,003      $67,823,232
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             2

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                   (Continued)

                                December 31, 2004

                                                                 International      Focused
                                                  Blue Chip       Securities         Equity         Government
                                                 -----------      -----------      -----------      -----------
ASSETS
   Investments at net asset value (Note 3):
      First Investors Life Series Fund           $66,206,790      $51,373,274      $ 4,631,715      $ 2,901,566

LIABILITIES
   Payable to First Investors
      Life Insurance Company                         571,716          435,985          122,376           65,086
                                                 -----------      -----------      -----------      -----------

NET ASSETS                                       $65,635,074      $50,937,289      $ 4,509,339      $ 2,836,480
                                                 ===========      ===========      ===========      ===========

Net assets represented by
   Contracts in accumulation period              $65,635,074      $50,937,289      $ 4,509,339      $ 2,836,480
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             3

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                   (Continued)

                                December 31, 2004

                                                 Investment
                                                    Grade            Value
                                                 -----------      -----------
ASSETS
   Investments at net asset value (Note 3):
      First Investors Life Series Fund           $ 5,607,269      $15,370,788

LIABILITIES
   Payable to First Investors
      Life Insurance Company                         138,183          260,446
                                                 -----------      -----------

NET ASSETS                                       $ 5,469,086      $15,110,342
                                                 ===========      ===========

Net assets represented by
   Contracts in accumulation period              $ 5,469,086      $15,110,342
                                                 ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             4

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS

                          Year ended December 31, 2004

                                                    Cash
                                                  Management      High Yield         Growth          Discovery
                                                 -----------      -----------      -----------      -----------
INVESTMENT INCOME
     Income:
         Dividends                               $    10,388      $ 2,482,965      $   405,682      $        --

     Expenses:
         Mortality and expense risks (Note 5)          7,448          172,166          412,540          303,837
                                                 -----------      -----------      -----------      -----------

NET INVESTMENT INCOME (LOSS)                           2,940        2,310,799           (6,858)        (303,837)
                                                 -----------      -----------      -----------      -----------
UNREALIZED APPRECIATION
     (DEPRECIATION) ON INVESTMENTS
     Beginning of year                                    --       (6,489,107)      12,466,099       (2,234,536)
     End of year                                          --       (5,657,484)      20,813,982        5,527,106
                                                 -----------      -----------      -----------      -----------
         Change in unrealized appreciation
              (depreciation) on investments               --          831,623        8,347,883        7,761,642
                                                 -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $     2,940      $ 3,142,422      $ 8,341,025      $ 7,457,805
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             5

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                                   (Continued)

                          Year ended December 31, 2004

                                                                 International       Focused
                                                  Blue Chip       Securities         Equity          Government
                                                 -----------      -----------      -----------      -----------
INVESTMENT INCOME
   Income:
      Dividends                                  $   378,104      $   529,225      $    21,194      $   160,001

   Expenses:
      Mortality and expense risks (Note 5)           307,061          230,890           20,708           14,394
                                                 -----------      -----------      -----------      -----------

NET INVESTMENT INCOME (LOSS)                          71,043          298,335              486          145,607
                                                 -----------      -----------      -----------      -----------
UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                                 231,343        3,015,399          (90,281)          85,412
   End of year                                     4,404,919        9,021,244          142,085           27,770
                                                 -----------      -----------      -----------      -----------
      Change in unrealized appreciation
         (depreciation) on investments             4,173,576        6,005,845          232,366          (57,642)
                                                 -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $ 4,244,619      $ 6,304,180      $   232,852      $    87,965
                                                 ===========      ===========      ===========      ===========

--------------------------------------------------------------------------------
See notes to financial statements.                                             6

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                                   (Continued)

                          Year ended December 31, 2004

                                                  Investment
                                                    Grade            Value
                                                 -----------      -----------
INVESTMENT INCOME
   Income:
      Dividends                                  $   290,069      $   222,130

   Expenses:
      Mortality and expense risks (Note 5)            26,610           66,929
                                                 -----------      -----------
NET INVESTMENT INCOME (LOSS)                         263,459          155,201
                                                 -----------      -----------

UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS
   Beginning of year                                 429,633         (755,986)
   End of year                                       353,491        1,108,380
                                                 -----------      -----------
      Change in unrealized appreciation
         (depreciation) on investments               (76,142)       1,864,366
                                                 -----------      -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $   187,317      $ 2,019,567
                                                 ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             7

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS

                            Years ended December 31,

                                                            Cash
                                                          Management                        High Yield
                                                 ----------------------------      ----------------------------
                                                     2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income (loss)               $     2,940      $       824      $ 2,310,799      $ 2,360,219
      Change in unrealized appreciation
         (depreciation) on investments                    --               --          831,623        4,492,657
                                                 -----------      -----------      -----------      -----------
      Net increase in net assets resulting
         from operations                               2,940              824        3,142,422        6,852,876
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
      Net insurance premiums from
         contract owners                              47,522           61,856        1,485,912        1,391,442
      Cost of insurance (Note 5)                     (20,000)         (25,539)        (484,112)        (403,984)
      Transfers between sub-accounts                (130,230)         (55,194)         (23,763)         155,448
      Transfers for contract benefits
         and terminations                           (123,004)        (226,498)      (1,784,086)      (1,551,132)
                                                 -----------      -----------      -----------      -----------
      Increase (decrease) in net assets
         derived from contract transactions         (225,712)        (245,375)        (806,049)        (408,226)
                                                 -----------      -----------      -----------      -----------

      Net increase (decrease) in net assets         (222,772)        (244,551)       2,336,373        6,444,650

Net Assets
   Beginning of year                               1,618,448        1,862,999       33,152,763       26,708,113
                                                 -----------      -----------      -----------      -----------

   End of year                                   $ 1,395,676      $ 1,618,448      $35,489,136      $33,152,763
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             8

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                           Growth                            Discovery
                                                 ----------------------------      ----------------------------
                                                     2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income (loss)               $    (6,858)     $   (39,423)     $  (303,837)     $  (236,022)
      Change in unrealized appreciation
         (depreciation) on investments             8,347,883       17,105,026        7,761,642       16,084,769
                                                 -----------      -----------      -----------      -----------
      Net increase in net assets resulting
         from operations                           8,341,025       17,065,603        7,457,805       15,848,747
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
      Net insurance premiums from
         contract owners                          11,121,646       11,047,054        8,608,213        8,762,548
      Cost of insurance (Note 5)                  (1,424,169)      (1,356,970)        (998,435)        (939,419)
      Transfers between sub-accounts                 345,010          (34,146)        (154,928)        (282,770)
      Transfers for contract benefits
         and terminations                         (6,579,740)      (5,228,923)      (4,864,093)      (3,770,714)
                                                 -----------      -----------      -----------      -----------
      Increase (decrease) in net assets
         derived from contract transactions        3,462,747        4,427,015        2,590,757        3,769,645
                                                 -----------      -----------      -----------      -----------

      Net increase (decrease) in net assets       11,803,772       21,492,618       10,048,562       19,618,392

Net Assets
   Beginning of year                              77,889,231       56,396,613       57,774,670       38,156,278
                                                 -----------      -----------      -----------      -----------

   End of year                                   $89,693,003      $77,889,231      $67,823,232      $57,774,670
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                             9

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                                                          International
                                                          Blue Chip                        Securities
                                                 ----------------------------      ----------------------------
                                                     2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income (loss)               $    71,043      $    70,732      $   298,335      $   160,192
      Change in unrealized appreciation
         (depreciation) on investments             4,173,576       11,764,433        6,005,845       10,434,303
                                                 -----------      -----------      -----------      -----------
      Net increase in net assets resulting
         from operations                           4,244,619       11,835,165        6,304,180       10,594,495
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
      Net insurance premiums from
         contract owners                           8,179,815        8,311,504        4,952,106        5,172,905
      Cost of insurance (Note 5)                  (1,034,719)        (998,960)        (676,434)        (640,361)
      Transfers between sub-accounts                (341,351)         (66,034)          (8,244)        (546,911)
      Transfers for contract benefits
         and terminations                         (4,451,952)      (3,735,242)      (3,368,131)      (2,869,699)
                                                 -----------      -----------      -----------      -----------
      Increase (decrease) in net assets
         derived from contract transactions        2,351,793        3,511,268          899,297        1,115,934
                                                 -----------      -----------      -----------      -----------

         Net increase (decrease) in net assets     6,596,412       15,346,433        7,203,477       11,710,429

Net Assets
   Beginning of year                              59,038,662       43,692,229       43,733,812       32,023,383
                                                 -----------      -----------      -----------      -----------

   End of year                                   $65,635,074      $59,038,662      $50,937,289      $43,733,812
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                            10

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                       Focused Equity                      Government
                                                 ----------------------------      ----------------------------
                                                     2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income (loss)               $       486      $   (11,355)     $   145,607      $    99,278
      Change in unrealized appreciation
         (depreciation) on investments               232,366          742,754          (57,642)         (23,591)
                                                 -----------      -----------      -----------      -----------
      Net increase in net assets resulting
         from operations                             232,852          731,399           87,965           75,687
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
      Net insurance premiums from
         contract owners                           1,337,317        1,237,705          326,631          348,496
      Cost of insurance (Note 5)                    (130,033)        (122,283)         (51,062)         (53,531)
      Transfers between sub-accounts                 (17,681)          69,909         (164,351)         203,863
      Transfers for contract benefits
         and terminations                           (559,111)        (295,761)        (265,578)        (219,314)
                                                 -----------      -----------      -----------      -----------
      Increase (decrease) in net assets
         derived from contract transactions          630,492          889,570         (154,360)         279,514
                                                 -----------      -----------      -----------      -----------

         Net increase (decrease) in net assets       863,344        1,620,969          (66,395)         355,201

Net Assets
   Beginning of year                               3,645,995        2,025,026        2,902,875        2,547,674
                                                 -----------      -----------      -----------      -----------

   End of year                                   $ 4,509,339      $ 3,645,995      $ 2,836,480      $ 2,902,875
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                            11

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Continued)

                            Years ended December 31,

                                                       Investment Grade                      Value
                                                 ----------------------------      ----------------------------
                                                    2004             2003             2004             2003
                                                 -----------      -----------      -----------      -----------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income (loss)               $   263,459      $   221,628      $   155,201      $   223,697
      Change in unrealized appreciation
         (depreciation) on investments               (76,142)         149,577        1,864,366        2,190,282
                                                 -----------      -----------      -----------      -----------
      Net increase in net assets resulting
         from operations                             187,317          371,205        2,019,567        2,413,979
                                                 -----------      -----------      -----------      -----------

   From Contract Transactions
      Net insurance premiums from
         contract owners                             654,632          617,278        2,200,203        2,242,792
      Cost of insurance (Note 5)                     (91,427)         (86,402)        (259,244)        (234,010)
      Transfers between sub-accounts                  21,602          305,592          473,936          250,243
      Transfers for contract benefits
         and terminations                           (334,041)        (328,267)      (1,040,574)        (820,504)
                                                 -----------      -----------      -----------      -----------
      Increase (decrease) in net assets
         derived from contract transactions          250,766          508,201        1,374,321        1,438,521
                                                 -----------      -----------      -----------      -----------

         Net increase (decrease) in net assets       438,083          879,406        3,393,888        3,852,500

Net Assets
   Beginning of year                               5,031,003        4,151,597       11,716,454        7,863,954
                                                 -----------      -----------      -----------      -----------

   End of year                                   $ 5,469,086      $ 5,031,003      $15,110,342      $11,716,454
                                                 ===========      ===========      ===========      ===========


--------------------------------------------------------------------------------
See notes to financial statements.                                            12

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2004

NOTE 1 -- ORGANIZATION

First Investors Life Level Premium Variable Life Insurance ("Separate Account B"), a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), is a segregated investment account established by First Investors Life Insurance Company ("FIL") and exists in accordance with the regulations of the New York State Insurance Department. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (the "Fund"), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management, High Yield, Growth, Discovery, Blue Chip, International Securities, Focused Equity, Government, Investment Grade and Value.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

INVESTMENT INCOME

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

NET ASSETS REPRESENTED BY CONTRACTS

The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2004

FEDERAL INCOME TAXES

Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

Investments consist of the following as of December 31, 2004:

                                                                    Net Asset        Market
                                                    Shares            Value           Value            Cost
                                                   ---------      -----------      -----------      -----------
First Investors Life Series Fund
   Cash Management                                 1,410,023      $      1.00      $ 1,410,023      $ 1,410,023
   High Yield                                      4,141,038             8.66       35,881,596       41,539,080
   Growth                                          2,681,665            33.75       90,514,262       69,700,280
   Discovery                                       2,789,980            24.53       68,433,383       62,906,277
   Blue Chip                                       3,281,028            20.18       66,206,790       61,801,871
   International Securities                        2,768,758            18.55       51,373,274       42,352,030
   Focused Equity                                    555,367             8.34        4,631,715        4,489,630
   Government                                        279,643            10.38        2,901,566        2,873,796
   Investment Grade                                  480,317            11.67        5,607,269        5,253,778
   Value                                           1,120,908            13.71       15,370,788       14,262,408

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                                                    Purchases         Sales
                                                                                   -----------      -----------
   Cash Management                                                                 $    50,595      $   280,063
   High Yield                                                                        3,987,569        2,444,883
   Growth                                                                           11,908,030        8,365,612
   Discovery                                                                         8,578,422        6,282,877
   Blue Chip                                                                         8,507,628        6,098,647
   International Securities                                                          5,422,483        4,254,448
   Focused Equity                                                                    1,352,932          724,813
   Government                                                                          480,941          493,947
   Investment Grade                                                                    985,400          449,042
   Value                                                                             3,020,792        1,357,447


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2004

NOTE 4 - CHANGES IN UNITS

The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:

                                                             2004                                           2003
                                             ---------------------------------------        ---------------------------------------
                                                                             Net                                            Net
                                             Units          Units          Increase         Units          Units          Increase
                                             Issued        Redeemed       (Decrease)        Issued        Redeemed       (Decrease)
                                             ------        --------       ----------        ------        --------       ----------
      Cash Management                         5,396        (17,815)        (12,419)          6,984        (19,485)        (12,501)
      High Yield                             14,656        (37,904)        (23,248)         19,244        (35,550)        (16,306)
      Growth                                 87,736        (19,395)         68,341         120,212        (16,327)        103,885
      Discovery                              86,074        (21,716)         64,358         130,015        (13,180)        116,835
      Blue Chip                             111,690        (31,233)         80,457         164,278        (20,232)        144,046
      International Securities               69,599        (35,246)         34,353          83,576        (27,286)         56,290
      Focused Equity                        103,389        (24,784)         78,605         143,805         (8,244)        135,561
      Government                             12,379        (20,938)         (8,559)         29,812        (15,214)         14,598
      Investment Grade                       22,402        (10,030)         12,372          35,291        (12,137)         23,154
      Value                                  96,848        (10,295)         86,553         114,345        (10,646)        103,699

NOTE 5 - MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units. For further discussion, see "Cost of Insurance Protection" in the Prospectus.


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2004

NOTE 6 -- FINANCIAL HIGHLIGHTS TABLE

                                                   Net Assets
                                  ---------------------------------------        Investment
                                                   Unit                            Income          Expense        Total
                                    Units          Value         (000s)            Ratio(1)        Ratio(2)       Return(3)
                                  ---------      ---------      ---------        ----------        --------       ---------
Cash Management
December 31,
      2004                           76,050      $  18.516      $   1,410           0.70%           0.50%           0.20%
      2003                           88,469      $  18.478      $   1,635           0.55%           0.50%           0.04%

High Yield
December
      2004                          995,803      $  35.996      $  35,882           7.21%           0.50%           9.39%
      2003                        1,019,051      $  32.905      $  33,531           8.21%           0.50%          25.51%

Growth
December 31,
      2004                        1,593,573      $  56.734      $  90,514           0.49%           0.50%          10.22%
      2003                        1,525,232      $  51.473      $  78,605           0.44%           0.50%          28.54%

Discovery
December 31,
      2004                        1,497,354      $  45.688      $  68,433           0.00%           0.50%          12.22%
      2003                        1,432,996      $  40.713      $  58,361           0.00%           0.50%          38.55%

Blue Chip
December 31,
      2004                        2,099,846      $  31.526      $  66,207           0.62%           0.50%           6.84%
      2003                        2,019,389      $  29.508      $  59,602           0.64%           0.50%          25.57%

International Securities
December 31,
      2004                        1,794,110      $  28.610      $  51,373           1.15%           0.50%          14.01%
      2003                        1,759,757      $  25.095      $  44,201           0.94%           0.50%          31.86%

Focused Equity
December 31,
      2004                          562,189      $   8.236      $   4,632           0.51%           0.50%           5.34%
      2003                          483,584      $   7.819      $   3,782           0.11%           0.50%          27.09%

Government
December 31,
      2004                          141,005      $  20.584      $   2,902           5.57%           0.50%           3.11%
      2003                          149,564      $  19.964      $   2,986           3.91%           0.50%           2.67%


--------------------------------------------------------------------------------

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                                December 31, 2004

                                                   Net Assets
                                  ---------------------------------------        Investment
                                                   Unit                            Income          Expense        Total
                                    Units          Value         (000s)            Ratio(1)        Ratio(2)       Return(3)
                                  ---------      ---------      ---------        ----------        --------       ---------
Investment Grade
December 31,
      2004                        248,390         $22.558        $ 5,607            5.43%           0.50%           3.52%
      2003                        236,018         $21.792        $ 5,147            5.09%           0.50%           8.06%

Value
December 31,
      2004                        809,205         $18.986        $15,371            1.65%           0.50%          15.81%
      2003                        722,652         $16.394        $11,852            2.84%           0.50%          26.95%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.


--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 2e to the financial statements the Company applied Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts".

                                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
March 9, 2005

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                                               December 31, 2004   December 31, 2003
                                                               -----------------   -----------------
                                                ASSETS
Investments (note 2):
  Available-for-sale securities ............................      $  173,752,971      $  191,160,424
  Held-to-maturity securities ..............................           3,679,616           3,647,942
  Short term investments ...................................          31,565,382           7,722,793
  Policy loans .............................................          44,357,547          40,447,782
                                                                  --------------      --------------

       Total investments ...................................         253,355,516         242,978,941

Cash .......................................................           2,110,094             994,870
Premiums and other receivables, net of allowances of
  $30,000 in 2004 and 2003 .................................           9,175,937           6,379,382
Accrued investment income ..................................           3,667,951           3,686,080
Deferred policy acquisition costs (note 6) .................          32,051,511          29,579,577
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,218,338 in 2004 and $1,185,875 in 2003               41,492              38,360
Other assets ...............................................              48,722              56,812
Separate account assets ....................................         947,848,557         893,885,447
                                                                  --------------      --------------

       Total assets ........................................      $1,248,299,780      $1,177,599,469
                                                                  ==============      ==============

                                 LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6) .....................      $  159,894,910      $  153,365,650
Claims and other contract liabilities ......................          17,576,298          17,120,464
Accounts payable and accrued liabilities ...................           5,858,360           4,200,155
Deferred Federal income taxes (note 7) .....................           3,380,000           2,787,000
Separate account liabilities ...............................         947,848,557         893,885,447
                                                                  --------------      --------------

       Total liabilities ...................................       1,134,558,125       1,071,358,716
                                                                  --------------      --------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares ....................           2,538,163           2,538,163
Additional paid in capital .................................           6,496,180           6,496,180
Accumulated other comprehensive income (note 2) ............           3,278,000           4,014,000
Retained earnings ..........................................         101,429,312          93,192,410
                                                                  --------------      --------------

       Total stockholder's equity ..........................         113,741,655         106,240,753
                                                                  --------------      --------------

       Total liabilities and stockholder's equity ..........      $1,248,299,780      $1,177,599,469
                                                                  ==============      ==============

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               STATEMENT OF INCOME

                                                                           Year Ended           Year Ended             Year Ended
                                                                       December 31, 2004     December 31, 2003      December 31,2002
                                                                       -----------------     -----------------      ----------------
REVENUES
   Policyholder fees .............................................        $23,842,329           $23,613,902           $24,615,450
   Premiums ......................................................          5,812,033             6,267,990             5,935,371
   Investment income (note 2) ....................................         12,600,500            12,701,287            12,752,192
   Realized gain (loss) on investments ...........................            437,950             1,840,774             1,887,986
   Other income ..................................................            538,923               650,720               776,124
                                                                          -----------           -----------           -----------

       Total income ..............................................         43,231,735            45,074,673            45,967,123
                                                                          -----------           -----------           -----------
BENEFITS AND EXPENSES
   Benefits and increases in contract liabilities ................         10,346,287            11,221,789            11,339,612
   Dividends to policyholders ....................................            840,792             1,047,460             1,177,236
   Amortization of deferred acquisition costs (note 6) ...........          2,042,285               641,515             3,424,169
   Commissions and general expenses ..............................         17,522,369            17,021,013            17,489,085
                                                                          -----------           -----------           -----------
       Total benefits and expenses ...............................         30,751,733            29,931,777            33,430,102
                                                                          -----------           -----------           -----------

Income before Federal income tax and cumulative
       Effect of a change in accounting principle ................         12,480,002            15,142,896            12,537,021

Federal income tax (note 7):
   Current .......................................................          3,845,000             3,488,000             2,307,000
   Deferred ......................................................            420,000             1,781,000             2,021,000
                                                                          -----------           -----------           -----------

                                                                            4,265,000             5,269,000             4,328,000
                                                                          -----------           -----------           -----------
Income before cumulative effect of a change in
       accounting principle ......................................          8,215,002             9,873,896             8,209,021

Cumulative effect of a change in accounting principle
   (Note 2e) .....................................................          1,021,900                    --                    --
                                                                          -----------           -----------           -----------

Net Income .......................................................        $ 9,236,902           $ 9,873,896           $ 8,209,021
                                                                          ===========           ===========           ===========

Income per share, based on 534,350 shares outstanding ............        $     17.29           $     18.48           $     15.36
                                                                          ===========           ===========           ===========

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                        STATEMENT OF STOCKHOLDER'S EQUITY

                                                                           Year Ended           Year Ended             Year Ended
                                                                       December 31, 2004     December 31, 2003      December 31,2002
                                                                       -----------------     -----------------      ----------------
Balance at beginning of year ..................................         $ 106,240,753          $  96,199,857          $  87,032,836
                                                                        -------------          -------------          -------------
Dividends Paid ................................................            (1,000,000)            (1,000.000)                    --
Net income ....................................................             9,236,902              9,873,896              8,209,021
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
   available-for-sale securities ..............................              (736,000)             1,167,000                958,000
                                                                        -------------          -------------          -------------
Comprehensive income ..........................................             7,500,902             11,040,896              9,167,021
                                                                        -------------          -------------          -------------

Balance at end of year ........................................         $ 113,741,655          $ 106,240,753          $  96,199,857
                                                                        =============          =============          =============

                             STATEMENT OF CASH FLOWS

                                                                           Year Ended           Year Ended             Year Ended
                                                                       December 31, 2004     December 31, 2003      December 31,2002
                                                                       -----------------     -----------------      ----------------
Increase (decrease) in cash:
   Cash flows from operating activities:
       Policyholder fees received .............................         $  23,630,830          $  23,575,148          $  25,277,005
       Premiums received ......................................             5,184,969              6,253,490              6,363,530
       Amounts received on policyholder accounts ..............            73,411,089             68,598,540             75,588,897
       Investment income received .............................            14,282,509             14,095,688             13,663,340
       Other receipts .........................................                34,085                100,415                 58,616
       Benefits and contract liabilities paid .................           (76,167,573)           (71,108,219)           (79,291,078)
       Commissions and general expenses paid ..................           (23,847,625)           (24,594,956)           (24,509,281)
                                                                        -------------          -------------          -------------

       Net cash provided by operating activities ..............            16,528,284             16,920,106             17,151,029
                                                                        -------------          -------------          -------------

   Cash flows from investing activities:
       Proceeds from sale of investment securities ............            83,706,593             77,664,530            142,414,044
       Purchase of investment securities ......................           (94,174,293)           (92,514,005)          (156,927,259)
       Purchase of furniture, equipment and other assets ......               (35,595)                (4,592)              (258,868)
       Net increase in policy loans ...........................            (3,909,765)            (1,837,074)            (1,044,773)
                                                                        -------------          -------------          -------------

       Net cash used for investing activities .................           (14,413,060)           (16,691,141)           (15,816,856)
                                                                        -------------          -------------          -------------

   Cash flows from financing activities:
       Dividends paid .........................................            (1,000,000)            (1,000,000)                    --
                                                                        -------------          -------------          -------------

       Net cash used for financing activities .................            (1,000,000)            (1,000,000)                    --
                                                                        -------------          -------------          -------------

       Net increase (decrease) in cash ........................             1,115,224               (771,035)             1,334,173

Cash
   Beginning of year ..........................................               994,870              1,765,905                431,732
                                                                        -------------          -------------          -------------

   End of year ................................................         $   2,110,094          $     994,870          $   1,765,905
                                                                        =============          =============          =============

The Company paid Federal income taxes of $3,599,000 in 2004, $2,220,000 in 2003 and $3,457,000 in 2002.

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                            Year ended           Year Ended           Year Ended
                                                                         December 31, 2004    December 31, 2003    December 31, 2002
                                                                         -----------------    -----------------    -----------------
Reconciliation of net income to net cash
     provided by operating activities:

        Net income ...............................................         $  9,236,902          $  9,873,896          $  8,209,021

        Adjustments to reconcile net income to net cash
               provided by operating activities:
            Cumulative effect of change in accounting
               Principle .........................................           (1,021,900)                   --                    --
            Depreciation and amortization ........................               40,552               241,089               235,067
            Amortization of deferred policy acquisition costs ....            2,042,680               641,515             3,424,169
            Realized investment (gains) losses ...................             (437,950)           (1,840,774)           (1,887,986)
            Amortization of premiums and discounts on
               investments .......................................            1,663,880             1,471,481               865,790
            Deferred Federal income taxes ........................              420,000             1,781,000             2,021,000
            Other items not requiring cash - net .................                8,086                38,323                23,184

        (Increase) decrease in:
            Premiums and other receivables, net ..................           (1,326,681)            1,073,023               404,038
            Accrued investment income ............................               18,129               (77,080)               45,358
            Deferred policy acquisition costs, exclusive
               of amortization ...................................           (4,510,714)           (4,522,570)           (3,915,743)
            Other assets .........................................                    1               (14,542)               (4,036)

        Increase (decrease) in:
            Policyholder account balances ........................            8,281,260             9,134,213             8,047,676
            Claims and other contract liabilities ................              455,834                46,553              (381,383)
            Accounts payable and accrued liabilities .............            1,658,205              (926,021)               64,874
                                                                           ------------          ------------          ------------
                                                                           $ 16,528,284          $ 16,920,106          $ 17,151,029
                                                                           ============          ============          ============

                 See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

            The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

            (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

            (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

            (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

            (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

            (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

            (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

            (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

            (c) Investments. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

            Held-to-Maturity Securities

                  Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

            Available-For-Sale Securities

                  Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

            Short term investments are reported at market value which approximates cost.

            Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                          Year Ended                  Year Ended                  Year Ended
                                                       December 31, 2004           December 31, 2003            December 31, 2002
                                                       -----------------           -----------------            -----------------
Interest on fixed maturities ...................          $10,183,017                 $10,620,531                 $10,753,958
Interest on short term investments .............              213,152                      85,469                     134,314
Interest on policy loans .......................            2,668,711                   2,444,660                   2,309,892
                                                          -----------                 -----------                 -----------

       Total investment income .................           13,064,880                  13,150,660                  13,198,164
       Investment expense ......................              464,380                     449,373                     445,972
                                                          -----------                 -----------                 -----------

Net investment income ..........................          $12,600,500                 $12,701,287                 $12,752,192
                                                          ===========                 ===========                 ===========

                     FIRST INVESTORS LIFE INSURANCE COMPANY

The amortized cost and estimated market values of investments at December 31, 2004 and 2003 are as follows:

                                                                                   Gross              Gross             Estimated
                                                              Amortized          Unrealized          Unrealized            Market
                                                                Cost                Gains              Losses              Value
                                                            ------------        ------------        ------------        ------------
Available-For-Sale Securities
December 31, 2004
  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies ...................................        $ 60,026,192        $    665,112        $    110,959        $ 60,580,345
  Corporate Debt Securities ........................          99,995,396           5,540,680           1,031,381         104,504,695
  Other Debt Securities ............................           8,045,383             622,548                  --           8,667,931
                                                            ------------        ------------        ------------        ------------

                                                            $168,066,971        $  6,828,340        $  1,142,340        $173,752,971
                                                            ============        ============        ============        ============

December 31, 2003

  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies ...................................        $ 80,842,668        $  1,247,640        $     61,896        $ 82,028,412
  Corporate Debt Securities ........................          92,532,513           6,042,171             979,739          97,594,945
  Other Debt Securities ............................          10,802,244             734,823                  --          11,537,067
                                                            ------------        ------------        ------------        ------------

                                                            $184,177,425        $  8,024,634        $  1,041,635        $191,160,424
                                                            ============        ============        ============        ============

      At December 31, 2004 and 2003, the Company had "Unrealized Holding Gains on Available-For-Sale Securities" of $3,278,000 and $4,014,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($736,000), $1,167,000 and $958,000 for 2004, 2003 and 2002, respectively is reported as other comprehensive income in stockholders' equity.

Held-To-Maturity Securities
December 31, 2004

  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies* ..................................          $3,669,616          $  108,858          $       --          $3,778,474
  Corporate Debt Securities ........................              10,000                  --                  --              10,000
                                                              ----------          ----------          ----------          ----------

                                                              $3,679,616          $  108,858          $       --          $3,788,474
                                                              ==========          ==========          ==========          ==========
December 31, 2003

  U.S. Treasury Securities and obligations
    of U.S. Government Corporations
    and Agencies* ..................................          $3,637,942          $  195,208          $       --          $3,833,150
  Corporate Debt Securities ........................              10,000                  --                  --              10,000
                                                              ----------          ----------          ----------          ----------

                                                              $3,647,942          $  195,208          $       --          $3,843,150
                                                              ==========          ==========          ==========          ==========

* These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  Held to Maturity                         Available For Sale
                                                         ---------------------------------         ---------------------------------
                                                          Amortized            Estimated            Amortized             Estimated
                                                             Cost             Market Value             Cost             Market Value
                                                         ------------         ------------         ------------         ------------
Due in one year or less ........................         $     10,000         $     10,000         $  7,074,601         $  7,090,623
Due after one year through five years ..........            3,669,616            3,778,474           43,725,560           45,324,679
Due after five years through ten years .........                   --                   --           56,956,935           60,032,228
Due after ten years ............................                   --                   --           60,309,875           61,305,441
                                                         ------------         ------------         ------------         ------------

                                                         $  3,679,616         $  3,788,474         $168,066,971         $173,752,971
                                                         ============         ============         ============         ============

      Proceeds from sales of investments in fixed maturities were $85,176,467, $77,664,530 and $132,752,001 in 2004, 2003 and 2002, respectively. Gross gains of $857,700 and gross losses of $419,750 were realized on those sales in 2004. Gross gains of $2,085,926 and gross losses of $245,152 were realized on those sales in 2003. Gross gains of $4,572,382 and gross losses of $2,684,396 were realized on those sales in 2002.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

            Traditional Ordinary Life and Health

                  Revenues from the traditional life insurance policies
            represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

            Universal Life and Variable Life

                  Revenues from universal life and variable life policies
            represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                  Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

            Annuities

                  Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company. Effective in 2004, the Company applied Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The effect of applying SOP 03-1 as of the beginning of the year was to decrease policyholder accounts and other contract liabilities bt approximately $1,752,000 and decrease deferred acquisition costs by approximately $179,100. Such effects, net of income tax expense of $550,000, have been shown on the statement of income as a cumulative effect of a change in accounting principle in 2004.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (f) Comprehensive Income. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- Retirement Plans

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2004, 2003 and 2002, the Company charged operations approximately $107,000, $113,000 and $102,000 respectively for its portion of the contribution.

      The Company also has a non-qualified deferred compensation arrangement for the benefit of its sales agents. The plan provides for contributions based upon commission on first-year premiums. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $411,000 in 2004, $370,000 in 2003 and $389,000 in 2002. The accrued liability of approximately $4,195,000 in 2004 and $4,101,000 in 2003 was sufficient to cover the value of benefits provided by the plan.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

Note 5 -- Commitments and Contingent Liabilities

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 33%, 28% and 19% of its net life insurance in force at December 31, 2004, 2003 and 2002. The Company also had assumed reinsurance amounting to approximately 18%, 20% and 22% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2004, 2003 and 2002, the Company paid approximately $2,390,000, $2,147,000 and
$2,002,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $6,518,000 in 2004, $6,423,000 in 2003,and $7,884,000 in 2002 for commissions relating to the sale of its products.

            The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $549,000 at December 31, 2004 and $68,000 at December 31, 2003.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

Note 6 -- Adjustments Made to Statutory Accounting Practices

      Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2004, 2003 and 2002 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                               Net Income                        Capital Shares and Surplus
                                                          Year Ended December 31                      at December 31
                                               ---------------------------------------   -----------------------------------------
                                                   2004          2003          2002           2004           2003          2002
                                               -----------   -----------   -----------   ------------   ------------   -----------
Reported on a statutory basis ...............  $ 7,526,947   $ 7,628,849   $ 4,712,424   $ 82,997,459   $ 74,764,816   $68,313,390
                                               -----------   -----------   -----------   ------------   ------------   -----------

Adjustments:
    Deferred policy acquisition costs (b) ...    2,288,934     3,881,055       491,574     32,051,511     29,579,577    25,703,522
    Future policy benefits (a) ..............      450,627      (740,686)    3,235,866     (2,490,686)    (2,941,313)   (2,200,627)
    Deferred income taxes ...................     (971,000)   (1,781,000)   (2,021,000)    (5,410,000)    (2,787,000)     (405,000)
    Premiums due and deferred (e) ...........     (221,458)      (88,434)     (156,059)    (1,556,746)    (1,335,289)   (1,246,855)
    Cost of collection and other statutory
       liabilities ..........................           --       (86,719)       38,236             --             --        86,718
    Non-admitted assets .....................           --            --            --        146,580        115,212       382,949
    Asset valuation reserve .................           --            --            --      1,172,656        887,807       355,760
    Interest maintenance reserve ............     (118,112)     (102,957)       (6,276)     1,144,881        973,943            --
    Gross unrealized holding gains (losses)
       on available-for-sale securities .....           --            --            --      5,686,000      6,983,000     5,210,000
    Net realized capital gains (losses) .....      437,950     1,821,378     2,935,515             --             --            --
    Other ...................................     (156,986)     (657,590)      280,873             --             --            --
                                               -----------   -----------   -----------   ------------   ------------   -----------
                                                 1,709,955     2,245,047       848,431     30,744,196     31,475,937    27,886,467
                                               -----------   -----------   -----------   ------------   ------------   -----------

In accordance with generally accepted
    accounting principles ...................  $ 9,236,902   $ 9,873,896   $ 8,011,556   $113,741,655   $106,240,753   $96,199,857
                                               ===========   ===========   ===========   ============   ============   ===========

Per share, based on 534,350 shares
    outstanding .............................  $     17.29   $     18.48   $     15.36   $     212.86   $     198.82   $    180.03
                                               ===========   ===========   ===========   ============   ============   ===========

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             Distribution of Liabilities*                                     Basis of Assumptions
             ----------------------------                                     --------------------
                                             Years
      2004                       2003      of Issue        Interest           Mortality Table                           Withdrawal
      ----                       ----      --------        --------           ---------------                           ----------
Non-par:
      $   985,455          $1,017,713    1962-1967          4 1/2%            1955-60 Basic Select plus Ultimate        Linton B
        3,689,309           3,858,669    1968-1988          5 1/2%            1955-60 Basic Select plus Ultimate        Linton B
          478,613             476,731    1984-1988          7 1/2%            85% of 1965-70 Basic Select               Modified
                                                                              plus Ultimate                             Linton B
          192,558             179,381    1989-Present       7 1/2%            1975-80 Basic Select plus Ultimate        Linton B
           73,805             115,879    1989-Present       7 1/2%            1975-80 Basic Select plus Ultimate        Actual
           18,891              18,125    1989-Present       8%                1975-80 Basic Select plus Ultimate        Actual
       43,788,041          40,187,717    1985-Present       4.5%              Accumulation of Funds                     --
Par:
          142,265             150,711    1966-1967          4 1/2%            1955-60 Basic Select plus Ultimate        Linton A
       12,573,197          12,691,717    1968-1988          5 1/2%            1955-60 Basic Select plus Ultimate        Linton A
        1,129,496           1,097,366    1981-1984          7 1/4%            90% of 1965-70 Basic Select
                                                                              plus Ultimate                             Linton B
        5,177,456           5,163,801    1983-1988          9 1/2%            80% of 1965-70 Basic Select
                                                                              plus Ultimate                             Linton B
       26,081,718          25,152,685    1990-Present       8%                66% of 1975-80 Basic Select
                                                                              plus Ultimate                             Linton B
Annuities:
       18,926,559          19,191,188    1976-Present       4%                Accumulation of Funds                     --
Miscellaneous:
       47,780,448          44,932,590    1962-Present       2 1/2%-3 1/2%     1958-CSO                                  None

* The above amounts are before deduction of deferred premiums of $1,142,901 in 2004 and $868,623 in 2003.

      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $2,042,285 in 2004, $641,515 in 2003 and $3,424,169 in 2002 was
charged to operations.

      (c) Participating business represented 3.4% and 4.0% of individual life insurance in force at December 31, 2004 and 2003, respectively.

      The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $73,963,067, $65,730,424 and $59,278,998 at December 31, 2004, 2003 and 2002, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 2004 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

      Deferred tax liabilities (assets) are comprised of the following:

                                                                 2004           2003
                                                            -----------    -----------
Policyholder dividend provision .........................   $  (284,278)   $  (350,331)
Non-qualified agents' pension plan reserve ..............    (1,548,820)    (1,531,875)
Deferred policy acquisition costs .......................     6,204,119      5,353,175
Future policy benefits ..................................    (2,318,654)    (2,365,864)
Bond discount ...........................................        25,030         31,673
Unrealized holding gains on Available-For-Sale Securities     1,689,000      2,067,000
Capital loss carryover ..................................      (137,813)      (228,491)
Other ...................................................      (248,584)      (188,287)
                                                            -----------    -----------
                                                            $ 3,380,000    $ 2,787,000
                                                            ===========    ===========

 FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

                            PART C: OTHER INFORMATION

Item 26.    Exhibits

            (a) Resolution of the Board of Directors of First Investors Life Insurance Company creating Separate Account B. /1/

            (b)   Not applicable.

            (c)   Underwriting or Distribution Contracts:

                  (1) Underwriting Agreement between First Investors Life Insurance Company and First Investors Corporation. /1/

                  (2) Specimen Variable Life Dealer Agreement between First Investors Corporation and dealers. /1/

                  (3)   Commission Schedule. /1/

            (d) Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B./1/

            (e)   Form of application used with Life Policies /1/

            (f)   (1)   Declaration of Intention and Charter of First Investors
                        Life Insurance Company. /1/

                        (i)   Certificate of Amendment. /1/

                        (ii)  Certificate of Amendment. /1/

                        (iii) Certificate of Amendment. /1/

                        (iv)  Certificate of Amendment. /1/

                  (2)   By-laws of First Investors Life Insurance Company./1/

            (g)   Reinsurance agreement. /5/

            (h)   Not applicable.

            (i)   Not applicable.

            (j)   Not applicable.

            (k) Opinion of and consent of Hawkins, Delafield & Wood, counsel to First Investors Life Insurance Company. /2/

            (l)   (1)   Opinion of Victoria L. Pickering, F.S.A., M.A.A.A.,
                        consulting actuary to First Investors Life Insurance
                        Company regarding illustrations /2/

                  (2) Opinion of Paul Stan Walker, F.S.A., M.A.A.A., consulting actuary to First Investors Life Insurance Company. /2/

            (m) Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.

            (n) Consent of Independent Certified Public Accounts-Tait, Weller & Baker. /6/

            (o)   Not applicable.

            (p)   Not applicable.

            (q) The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) of the 1940 Act with respect to procedures for surrender as disclosed in the prospectus.

            (r)   Powers of Attorney for Signatories /1//3//4/

----------

      /1/ Previously filed on May 19, 1997 in Post Effective Amendment No. 17 to the Registrant's Registration Statement on Form S-6. Including powers of attorney for Ms. Head and Messrs. Gaebler, Baris, Hodes, Dallas, Ream, Schaenan and Sullivan.

      /2/ Previously filed on April 28, 1998 in Post Effective Amendment No. 18 to the Registrant's Registration Statement on Form S-6.

      /3/ Previously filed on April 10, 2002 in Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form S-6. Including powers of attorney for Ms. Kruzan and Messrs. Lyons and Wagner.

      /4/ Previously filed on April 29, 2003 in Post Effective Amendment No. 26 on Form S-6 (Powers of Attorney for Richard Gaebler, Jay G. Baris, Scott Hodes, Glenn T. Dallas, Jackson Ream, Nelson Schaenen, Jr., Jane W. Kruzan, John T. Sullivan, Kathryn S. Head, and Clark Wagner).

      /5/ Previously filed on April 28, 2004 in Post Effective Amendment No. 27 on Form N-6

      /6/   Filed herewith.

Item 27. Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005):

                                      Position and Office
Name and Principal                    with First Investors
Business Address                      Life Insurance Company
----------------                      ----------------------

Lawrence M. Falcon                    Senior Vice President and Comptroller

Richard H. Gaebler                    Director

Jay G. Baris                          Director

William H. Drinkwater                 Senior Vice President, Chief Actuary
                                      and Director

Scott Hodes                           Director

Glenn T. Dallas                       Director

Carol Lerner Brown                    Secretary

Jackson Ream                          Director
(Retired)

Nelson Schaenen Jr.                   Director
(Retired)

Jane W. Kruzan                        Director

John T. Sullivan                      Director

                                      Position and Office
Name and Principal                    with First Investors
Business Address                      Life Insurance Company
----------------                      ----------------------

Kathryn S. Head                       Chairman and Director
Raritan Plaza 1
Edison, NJ 08837

Robert M. Flanagan                    Vice President

Carol E. Springsteen                  President and Director

William M. Lipkus                     Vice President and Chief Financial Officer
 Raritan Plaza 1
 Edison, NJ 08837

Clark D. Wagner                       Director

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

      There are no persons directly or indirectly controlled by or under common control with the Registrant. The Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor. Set forth below are all persons controlled by or under common control with First Investors Life Insurance
Company:

      Route 33 Realty Corporation (New Jersey). Ownership: 100% owned by First Investors Life Insurance Company; Principal Business: Real Estate; Subsidiary of First Investors Life Insurance Company.

      First Investors Consolidated Corporation (FICC) (Delaware). Ownership:
      Glenn O. Head is the controlling person of the voting stock; Principal
      Business: Holding Company; Parent of First Investors Life Insurance
      Company.

      Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

      First Investors Asset Management Company, Inc. (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

      First Investors Leverage Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

      First Investors Realty Company, Inc. (New Jersey). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Resources, Inc. (Delaware). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      First Investors Federal Savings Bank (New Jersey). Ownership: 100% owned by FICC, except Directors Qualifying Shares; Principal Business: Savings and Loan; Affiliate of First Investors Life Insurance Company.

      First Investors Credit Corporation (New Jersey). Ownership: 100% owned by FIFSB; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      N.A.K. Realty Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      Real Property Development Corporation (New Jersey). Ownership: 100% owned by FICC; Principal Business: Real Estate; Affiliate of First Investors Life Insurance Company.

      First Investors Credit Funding Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Inactive; Affiliate of First Investors Life Insurance Company.

      School of Financial Management Services, Inc. (Ohio). Ownership: 100% owned by FICC; Principal Business: Tuition assistance program; Affiliate of First Investors Life Insurance Company.

Item 29. Indemnification

      Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

      "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

      Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

      The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily occurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

      A directors and officers liability policy in the amount of $5,000,000 covering First Investors Life's directors and officers has been issued by the Travelers Insurance Company.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life and FIC pursuant to the foregoing provisions, or otherwise, First Investors Life and FIC has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life and FIC of expenses incurred or paid by a director, officer or controlling person of the First Investors Life and FIC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Investors Life and FIC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

      (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

            Executive Investors Trust
            First Investors Cash Management Fund, Inc.
            First Investors Fund For Income, Inc.
            First Investors Global Fund, Inc.
            First Investors Government Fund, Inc.
            First Investors Insured Tax Exempt Fund, Inc.
            First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Tax Free Fund, Inc. First Investors Series Fund
            First Investors Series Fund II, Inc.
            First Investors Tax-Exempt Money Market Fund, Inc. First Investors Life Variable Annuity Fund A
            First Investors Life Variable Annuity Fund D
            First Investors Life Variable Annuity Fund C
            First Investors Modified Single Premium Variable
             (Separate Account E)

            First Investors Corporation is Sponsor of:

            First Investors Single Payment and Periodic Payment Plans I for Investment in First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans II for Investment in First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc.

            First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc.

            First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Insured Tax Exempt Fund, Inc.

      (b) The following persons are the officers and directors of First Investors Corporation: (The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.)

                                        Position and
Name and Principal                      Office with First
Business Address                        Investors Corporation
----------------                        ---------------------

Kathryn S. Head                         Chairman of the Board and Director

Lawrence A. Fauci                       Director

Larry R. Lavoie                         Director, Secretary and General Counsel

John T. Sullivan                        Director

Frederick Miller                        Senior Vice President

Robert Flanagan                         President

William M. Lipkus                       Chief Financial Officer and Treasurer

Anne Condon                             Vice President

Elizabeth Reilly                        Vice President

Matthew Smith                           Vice President

Mark Segal                              Assistant Vice President

Name and Principal                      Position and Office
Business Address                        with First Investors Corporation
----------------                        --------------------------------

Carol Lerner Brown                      Assistant Secretary

Conrad Charak                           Assistant Secretary

----------
(c)   Not Applicable.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at 95 Wall Street, New York, New York 10005; at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32. Management Services

      Not applicable.

Item 33. Fee Representation

      Registrant hereby makes the following undertakings:

      Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(a)(e)(2)(A) of the Investment Company Act of 1940.

      First Investors Life represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policy. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; the degree to which the Policy includes innovative features and the regulatory standards for exemptive relief under the 1940 Act used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to the Policy or prospectus, or otherwise.

                                   SIGNATURES

      As required by the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has caused this Amendment to be signed on its behalf, in the City of New York, and State of New York, on the 28th day of April 2005.

                             FIRST INVESTORS LIFE LEVEL PREMIUM
                             INSURANCE SEPARATE ACCOUNT B
                             (Registrant)

                             BY:  FIRST INVESTORS LIFE INSURANCE COMPANY
                                      /s/ (Depositor)
                                      (On behalf of the Registrant and itself)


                              By:    /s/ Carol E. Springsteen
                                     ----------------------------
                                     President

      As required by the 1933 Act, this Amendment to Registrant's Registration Statement has been signed by the following officers and directors of the Depositor in the capacities and on the dates indicated:

           SIGNATURE                     TITLE                             DATE
           ---------                     -----                             ----

/s/ Carol E. Springsteen             President                    April 28, 2005
------------------------------       and Director
    Carol E. Springsteen

/s/ William M. Lipkus                Vice President and           April 28, 2005
------------------------------       Chief Financial Officer
    William M. Lipkus

/s/ Lawrence M. Falcon               Senior Vice President and    April 28, 2005
------------------------------       Comptroller
    Lawrence M. Falcon

/s/ William H. Drinkwater            Senior Vice President,       April 28, 2005
------------------------------       Chief Actuary, and Director
    William H. Drinkwater

/s/ Richard H. Gaebler*              Director                     April 28, 2005
------------------------------
    Richard H. Gaebler

/s/ Jay G. Baris*                    Director                     April 28, 2005
------------------------------
    Jay G. Baris

/s/ Scott Hodes*                     Director                     April 28, 2005
------------------------------
    Scott Hodes

/s/ Glenn T. Dallas*                 Director                     April 28, 2005
------------------------------
    Glenn T. Dallas

/s/ Jackson Ream*                    Director                     April 28, 2005
------------------------------
    Jackson Ream

/s/ Nelson Schaenen Jr.*             Director                     April 28, 2005
------------------------------
    Nelson Schaenen Jr.

/s/ Jane W. Kruzan*                  Director                     April 28, 2005
------------------------------
    Jane W. Kruzan

/s/ John T. Sullivan*                Director                     April 28, 2005
------------------------------
    John T. Sullivan

/s/ Kathryn S. Head*                 Chairman and Director        April 28, 2005
------------------------------
    Kathryn S. Head

/s/ Clark D. Wagner*                 Director                     April 28, 2005
------------------------------
    Clark D. Wagner


*  By:  /s/ William H. Drinkwater
        -------------------------
         William H. Drinkwater
         (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit Number     Description
--------------     -----------
26(n)              Consent of Independent Certified Public Accountants